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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 16, 2006

                             ALIGN TECHNOLOGY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            0-32259                                       94-3267295
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   (Commission File Number)                    (IRS Employer Identification No.)

   881 Martin Avenue, Santa Clara, California                 95050
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    (Address of Principal Executive Offices)               (Zip Code)

                                 (408) 470-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On February 16, 2006, the Board of Directors of Align Technology, Inc. ("Align") appointed C. Raymond Larkin as Chairman of the Board of Directors. In addition, upon the recommendation of the Compensation Committee of the Board of Directors, the Board approved the yearly retainer for the Chairman of $210,000. The Chairman of the Board does not receive any other cash compensation for Board or Committee attendance other than the yearly retainer.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On February 23, 2006, Align announced that the Board of Directors appointed George J. Morrow to the Board of Directors of Align effective February 16, 2006. In addition, Align announced that each of Brian Dovey and Kelsey Wirth will not stand for re-election as a director of Align and will retire at Align's annual meeting of stockholders expected to be held on May 24, 2006.

ITEM  9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (d)   EXHIBITS.

    EXHIBIT NO.                            DESCRIPTION
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       99.1       Press Release dated February 23, 2006 announcing the
                  appointment of C. Raymond Larkin as Chairman of the Board; the appointment of George J. Morrow as a member of the Board of Directors and the determination of Brian Dovey and Kelsey Wirth not to stand for re-election and retire at Align's annual meeting of stockholders

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2006                         ALIGN TECHNOLOGY, INC.


                                                 By: /s/ Eldon M. Bullington
                                                     ---------------------------
                                                     Eldon M. Bullington
                                                     Vice President of Finance
                                                     and Chief Financial Officer

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                                INDEX TO EXHIBITS

    EXHIBIT NO.                            DESCRIPTION
    -----------   --------------------------------------------------------------
       99.1       Press Release dated February 23, 2006 announcing the
                  appointment of C. Raymond Larkin as Chairman of the Board; the appointment of George J. Morrow as a member of the Board of Directors and the determination of Brian Dovey and Kelsey
                  Wirth not to stand for re-election and retire at Align's annual meeting of stockholders